UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2016

TEL OFFSHORE TRUST

(Exact name of registrant as specified in its charter)

Texas	000-6910	76-6004064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 919 Congress Avenue Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (512) 236-6599

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

As previously disclosed, on July 10, 2014, the trustees (the “Trustees”) of the TEL Offshore Trust (the “Trust”) filed a Petition for Modification and Termination of the Trust (the “Petition”) with the Probate Court of Travis County, Texas (the “Court”).

The Probate Proceeding was set for trial on January 15, 2016. Prior to trial, the attorney ad litem appointed by the Court filed a Motion to Sever asking the Court to sever all matters related to the requested modification of the Trust and the sale of Trust assets into a separate cause to proceed to trial. The attorney ad litem also filed a Motion for Continuance requesting that the Court continue the trial of all remaining matters, including the attorney ad litem’s request for an accounting and the issues concerning the termination of the Trust, to a later date (the “Remaining Matters”). Prior to calling the case to trial, the Court granted the attorney ad litem’s Motion to Sever and Motion for Continuance, severed the matters related to the modification of the Trust and the sale of Trust assets (“Severed Proceeding”), and continued the Remaining Matters to a later date. The Severed Proceeding has been assigned Cause No. C 1 PB 16 000096 and is styled In re: TEL Offshore Trust.

The Severed Proceeding proceeded to trial before the Court on January 15, 2016. At trial, the Court entered a final judgment (the “Final Judgment”) granting the Trustees’ request that the Trust Agreement be modified to permit the Trustees to direct the Partnership to sell the remaining overriding royalty interest held by the Partnership as soon as reasonably possible, notwithstanding any requirements of the Trust Agreement to the contrary. As previously disclosed, on June 27, 2016, the TEL Offshore Trust Partnership (the “Partnership”) completed the sale of the Partnership’s remaining overriding royalty interest pursuant to the Final Judgment.

On August 17, 2016, the attorney ad litem filed a Second Amended Answer and First Amended Counterclaim seeking an accounting and asserting, among other causes of action, that the Trustees have breached their fiduciary duties to the beneficiaries of the Trust.

The Remaining Matters were originally set for trial on November 7, 2016. As previously disclosed, the Trustees filed a motion for continuance of the Remaining Matters and a hearing for such continuance occurred on September 14, 2016.  At the hearing, the Court granted the Trustees’ motion for continuance of the Remaining Matters and scheduled the trial for June 12, 2017.  There can be no assurances (i) as to the outcome of the Remaining Matters, or (ii) as to the timing for the completion of the Remaining Matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEL Offshore Trust

	By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

Date: September 16, 2016	By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President and Trust Officer